Exhibit 10.4



                SECOND AMENDMENT TO MASTER LEASE
                   (Pep Boys II Transaction)


     This SECOND AMENDMENT TO MASTER LEASE dated as of October 31, 1998 (this "Amendment"), is entered into by and between STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not individually but solely in its capacity as Trustee under that certain "Declaration of Trust" (herein so called) dated as of February 28, 1997 (in such capacity, and not individually, "Lessor"), having an address at Two International Place, Fourth Floor, Boston, Massachusetts 02110, Attn: Corporate Trust Department, THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation ("Lessee Parent"), THE PEP BOYS MANNY MOE & JACK OF CALIFORNIA, a California corporation ("Pep Boys - California"), and PEP BOYS - MANNY, MOE & JACK OF DELAWARE, INC. ("Pep Boys - Delaware"), each having an address at 3111 W. Allegheny Avenue, Philadelphia, Pennsylvania 19132. Lessee Parent, Pep Boys - California, and Pep Boys - Delaware are herein referred to, singly or collectively as the context may require, as the "Lessee."

                            RECITALS

     On or about February 28, 1997, Lessor and Lessee entered into a certain Master Lease (as heretofore amended, supplemented or otherwise modified from time to time, the "Lease") relating to certain real property to be leased from time to time by Lessor to Lessee. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Lease.

     Lessor and Lessee, with the consent of Citicorp Leasing, Inc., as Agent on behalf of the Instrument Holders, have agreed to amend the Lease in certain respects.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto have agreed to amend, and do hereby amend, the Lease as follows:



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

                           AGREEMENTS

     1. Section 13(a)(iii) of the Lease, which provides for the payment of an "Early Termination Fee", is hereby deleted in its entirety. In addition, the Lease is hereby generally amended to delete all references to the payment of an Early Termination Fee under any circumstance.

     2. The definition of "Applicable Spread" contained in Paragraph C of Exhibit A attached to the Lease is hereby amended in its entirety as follows, with such amendment to be effective as of January 4, 1999:

          "Applicable Spread" means, as applicable, the amount based on the debt rating most recently issued by Standard & Poor's for Lessee's senior unsecured debt as of any Adjustment Date determined by reference to the following:

               Lessee's Most
            Recent Debt Rating              Applicable Spread

           BBB+ (or higher)             57.0 basis points (0.570%)
           BBB                          66.6 basis points (0.666%)
           BBB-                         76.2 basis points (0.762%)
           less than BBB-               90.6 basis points (0.906%)

     3. Except as amended hereby, the terms and provisions of the Lease, as heretofore amended, shall be and remain in full force and effect and are hereby ratified and affirmed. By its execution hereof Lessee Parent hereby ratifies and affirms each and every representation, warranty, covenant, obligation and indemnity contained in the Lease as of the date hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.





                 [SEE ATTACHED SIGNATURE PAGES]




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

                    SIGNATURE PAGE OF LESSOR
          ATTACHED TO SECOND AMENDMENT TO MASTER LEASE



                              LESSOR:

                              STATE STREET BANK AND TRUST COMPANY,
                              a  Massachusetts trust company, not
                              in  its individual capacity but solely
                              as  Trustee  under the Declaration of
                              Trust dated February 28, 1997


                              By:
                                   Donald E. Smith, Vice President




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

                    SIGNATURE PAGE OF LESSEE
          ATTACHED TO SECOND AMENDMENT TO MASTER LEASE



                              LESSEE:

                              THE PEP BOYS - MANNY, MOE & JACK,
                              a Pennsylvania corporation


                              By: /s/ Michael J. Holden
                              Name:
                              Title: Executive Vice President &
                                     Chief Financial Officer


                              THE PEP BOYS MANNY MOE & JACK,
                              OF CALIFORNIA, a California corporation


                              By: /s/ Michael J. Holden
                              Name:
                              Title: Executive Vice President &
                                     Chief Financial Officer


                              PEP BOYS - MANNY, MOE & JACK
                              OF DELAWARE, INC., a Delaware corporation


                              By: /s/ Michael J. Holden
                              Name:
                              Title: Executive Vice President &
                                     Chief Financial Officer



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


                     SIGNATURE PAGE OF AGENT
          ATTACHED TO SECOND AMENDMENT TO MASTER LEASE



     The foregoing amendment is hereby approved.


                              AGENT:

                              CITICORP LEASING, INC.


                              By: /s/ Edward S. Mundy
                              Name:
                              Title: Vice President







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